________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 28, 2006

GSR MORTGAGE LOAN TRUST 2006-AR2
(Exact name of Issuing Entity as specified in its charter)

GS MORTGAGE SECURITIES CORP.
(Exact name of Depositor as specified in its charter)

GOLDMAN SACHS MORTGAGE COMPANY
(Exact name of Sponsor as specified in its charter)
Delaware	333-132809	13-3387389
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
85 Broad Street New York, New York		10004
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (212) 902-1000

                                                      None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

The Registrant registered issuances of Mortgage Pass-Through Certificates, Series 2006-AR2 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-132809) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $951,361,300 aggregate principal amount of Class 1A1, Class 2A1, Class 2A2, Class 2A3, Class 3A1, Class 3A2, Class 4A1, Class 4A2, Class 5A1, Class 5A2, Class 1X, Class 1B1, Class 1B2, Class 1B3, Class 2B1, Class 2B2, Class 2B3, Class R, Class 1RC, and Class 2RC (the “Publicly Offered Certificates”) on April 28, 2006.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated March 31, 2006, as supplemented by the Prospectus Supplement dated April 26, 2006, to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Publicly Offered Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Publicly Offered Certificates were issued pursuant to a Master Servicing and Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.5.1, dated as of April 1, 2006, among GS Mortgage Securities Corp., as depositor, Wells Fargo Bank, N.A., as securities administrator, master servicer and a custodian, JPMorgan Chase Bank, N.A., as a custodian, Deutsche Bank National Trust Company, as a custodian, and Citibank, N.A., as Trustee, which incorporates by reference the Standard Terms to Master Servicing and Trust Agreement, April 2006 Edition (the “Standard Terms”), attached hereto as Exhibit 4.5.2.  The “Certificates” consist of the Publicly Offered Certificates and the Class 1B4, Class 1B5, Class 1B6, Class 2B4, Class 2B5, and Class 2B6 Certificates.  The Certificates evidence all of the beneficial ownership interest in a trust fund that consists primarily of a pool of certain conventional, fixed rate, residential mortgage loans with an aggregate outstanding principal balance of approximately $962,506,983 as of April 1, 2006, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement and the Standard Terms.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.5.1

Master Servicing and Trust Agreement dated as of April 1, 2006, among GS Mortgage Securities Corp., as Depositor, Citibank, N.A., as Trustee, JPMorgan Chase Bank, National Association, as a Custodian, Wells Fargo Bank, N.A., as Securities Administrator, Master Servicer and a Custodian, and Deutsche Bank National Trust Company, as a Custodian

4.5.2

Standard Terms to Master Servicing and Trust Agreement (April 2006 Edition)

99.1

Mortgage Loan Sale and Servicing Agreement dated as of December 1, 2005, among American Home Mortgage Corp., American Home Mortgage Servicing, Inc. and Goldman Sachs Mortgage Company

99.2

Servicing Agreement dated as of July 1, 2004, between Goldman Sachs Mortgage Company and Countrywide Home Loans Servicing LP

99.3

Master Mortgage Loan Purchase Agreement dated as of July 1, 2004, between Goldman Sachs Mortgage Company  and Countrywide Home Loans, Inc.

99.4

Amended and Restated Flow Sale and Servicing Agreement dated as of January 1, 2006, between Goldman Sachs Mortgage Company and GMAC Mortgage Corporation

99.5

Amended and Restated Flow Seller’s Warranties and Servicing Agreement dated as of November 1, 2005, between Goldman Sachs Mortgage Company and Lydian Private Bank

99.6

Second Amended and Restated Flow Seller’s Warranties and Servicing Agreement dated as of January 1, 2006, between Goldman Sachs Mortgage Company and National City Mortgage Co.

99.7

Amended and Restated Mortgage Loan Flow Purchase, Sale and Servicing Agreement dated as of December 1, 2005, between Goldman Sachs Mortgage Company and PHH Mortgage Corporation and Bishop’s Gate Residential Mortgage Trust

99.8

Standard Terms and Provisions of Sale and Servicing Agreement dated as of September 29, 2005, between Goldman Sachs Mortgage Company and Residential Funding Corporation

99.9

Second Amended and Restated Master Seller’s Warranties and Servicing Agreement dated as of November 1, 2005, between Goldman Sachs Mortgage Company and Wells Fargo Bank, N.A.

99.10

Assignment, Assumption and Recognition Agreement dated as of April 1, 2006, among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, American Home Mortgage Servicing, Inc., as servicer, and American Home Mortgage Corp., as seller

99.11

Assignment, Assumption and Recognition Agreement dated as of April 1, 2006, among GS Mortgage Securities Corp., as assignor, Citibank, N.A., as assignee, American Home Mortgage Servicing, Inc., as servicer, and American Home Mortgage Corp., as seller

99.12

Assignment, Assumption and Recognition Agreement dated as of April 1, 2006, among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, and Countrywide Home Loans Servicing LP, as servicer

99.13

Assignment, Assumption and Recognition Agreement dated as of April 1, 2006, among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, and Countrywide Home Loans, Inc., as seller

99.14

Assignment, Assumption and Recognition Agreement dated as of April 1, 2006, among GS Mortgage Securities Corp., as assignor, Citibank, N.A., as assignee, Countrywide Home Loans Servicing LP, as servicer, and Countrywide Home Loans, Inc., as seller

99.15

Assignment, Assumption and Recognition Agreement dated as of April 1, 2006, among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, and GMAC Mortgage Corporation, as seller and servicer

99.16

Assignment, Assumption and Recognition Agreement dated as of April 1, 2006, among GS Mortgage Securities Corp., as assignor, Citibank, N.A., as assignee, and GMAC Mortgage Corporation, as seller and servicer

99.17

Assignment, Assumption and Recognition Agreement dated as of April 1, 2006, among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, and Lydian Private Bank, as seller and servicer

99.18

Assignment, Assumption and Recognition Agreement dated as of April 1, 2006, among GS Mortgage Securities Corp., as assignor, Citibank, N.A., as assignee, and Lydian Private Bank, as seller and servicer

99.19

Assignment, Assumption and Recognition Agreement dated as of April 1, 2006, among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, and National City Mortgage Co., as seller and servicer

99.20

Assignment, Assumption and Recognition Agreement dated as of April 1, 2006, among GS Mortgage Securities Corp., as assignor, Citibank, N.A., as assignee, and National City Mortgage Co., as seller and servicer

99.21

Assignment, Assumption and Recognition Agreement dated as of April 1, 2006, among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, and PHH Mortgage Corporation, as seller and servicer

99.22

Assignment, Assumption and Recognition Agreement dated as of April 1, 2005, among GS Mortgage Securities Corp., as assignor, Citibank, N.A., as assignee, and PHH Mortgage Corporation, as seller and servicer

99.23

Assignment, Assumption and Recognition Agreement dated as of April 1, 2006, among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, and Residential Funding Corporation, as seller and servicer

99.24

Assignment, Assumption and Recognition Agreement dated as of April 1, 2005, among GS Mortgage Securities Corp., as assignor, Citibank, N.A., as assignee, and Residential Funding Corporation, as seller and servicer

99.25

Assignment, Assumption and Recognition Agreement dated as of April 1, 2006, among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, and Wells Fargo Bank, N.A., as seller and servicer

99.26

 Assignment, Assumption and Recognition Agreement dated as of April 1, 2006, among GS Mortgage Securities Corp., as assignor, Citibank, N.A., as assignee, and Wells Fargo Bank, N.A., as seller and servicer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS MORTGAGE SECURITIES CORP.

By:   /s/ Michelle Gill

Name: Michelle Gill

Title:   Vice President

Dated:  April 28, 2006

EXHIBIT INDEX

Exhibit No.

Description

4.5.1

Master Servicing and Trust Agreement dated as of April 1, 2006, among GS Mortgage Securities Corp., as Depositor, Citibank, N.A., as Trustee, JPMorgan Chase Bank, National Association, as a Custodian, Wells Fargo Bank, N.A., as Securities Administrator, Master Servicer and a Custodian, and Deutsche Bank National Trust Company, as a Custodian

4.5.2

Standard Terms to Master Servicing and Trust Agreement (April 2006 Edition)

99.1

Mortgage Loan Sale and Servicing Agreement dated as of December 1, 2005, among American Home Mortgage Corp., American Home Mortgage Servicing, Inc. and Goldman Sachs Mortgage Company

99.2

Servicing Agreement dated as of July 1, 2004, between Goldman Sachs Mortgage Company and Countrywide Home Loans Servicing LP

99.3

Master Mortgage Loan Purchase Agreement dated as of July 1, 2004, between Goldman Sachs Mortgage Company  and Countrywide Home Loans, Inc.

99.4

Amended and Restated Flow Sale and Servicing Agreement dated as of January 1, 2006, between Goldman Sachs Mortgage Company and GMAC Mortgage Corporation

99.5

Amended and Restated Flow Seller’s Warranties and Servicing Agreement dated as of November 1, 2005, between Goldman Sachs Mortgage Company and Lydian Private Bank

99.6

Second Amended and Restated Flow Seller’s Warranties and Servicing Agreement dated as of January 1, 2006, between Goldman Sachs Mortgage Company and National City Mortgage Co.

99.7

Amended and Restated Mortgage Loan Flow Purchase, Sale and Servicing Agreement dated as of December 1, 2005, between Goldman Sachs Mortgage Company and PHH Mortgage Corporation and Bishop’s Gate Residential Mortgage Trust

99.8

Standard Terms and Provisions of Sale and Servicing Agreement dated as of September 29, 2005, between Goldman Sachs Mortgage Company and Residential Funding Corporation

99.9

Second Amended and Restated Master Seller’s Warranties and Servicing Agreement dated as of November 1, 2005, between Goldman Sachs Mortgage Company and Wells Fargo Bank, N.A.

99.10

Assignment, Assumption and Recognition Agreement dated as of April 1, 2006, among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, American Home Mortgage Servicing, Inc., as servicer, and American Home Mortgage Corp., as seller

99.11

Assignment, Assumption and Recognition Agreement dated as of April 1, 2006, among GS Mortgage Securities Corp., as assignor, Citibank, N.A., as assignee, American Home Mortgage Servicing, Inc., as servicer, and American Home Mortgage Corp., as seller

99.12

Assignment, Assumption and Recognition Agreement dated as of April 1, 2006, among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, and Countrywide Home Loans Servicing LP, as servicer

99.13

Assignment, Assumption and Recognition Agreement dated as of April 1, 2006, among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, and Countrywide Home Loans, Inc., as seller

99.14

Assignment, Assumption and Recognition Agreement dated as of April 1, 2006, among GS Mortgage Securities Corp., as assignor, Citibank, N.A., as assignee, Countrywide Home Loans Servicing LP, as servicer, and Countrywide Home Loans, Inc., as seller

99.15

Assignment, Assumption and Recognition Agreement dated as of April 1, 2006, among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, and GMAC Mortgage Corporation, as seller and servicer

99.16

Assignment, Assumption and Recognition Agreement dated as of April 1, 2006, among GS Mortgage Securities Corp., as assignor, Citibank, N.A., as assignee, and GMAC Mortgage Corporation, as seller and servicer

99.17

Assignment, Assumption and Recognition Agreement dated as of April 1, 2006, among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, and Lydian Private Bank, as seller and servicer

99.18

Assignment, Assumption and Recognition Agreement dated as of April 1, 2006, among GS Mortgage Securities Corp., as assignor, Citibank, N.A., as assignee, and Lydian Private Bank, as seller and servicer

99.19

Assignment, Assumption and Recognition Agreement dated as of April 1, 2006, among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, and National City Mortgage Co., as seller and servicer

99.20

Assignment, Assumption and Recognition Agreement dated as of April 1, 2006, among GS Mortgage Securities Corp., as assignor, Citibank, N.A., as assignee, and National City Mortgage Co., as seller and servicer

99.21

Assignment, Assumption and Recognition Agreement dated as of April 1, 2006, among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, and PHH Mortgage Corporation, as seller and servicer

99.22

Assignment, Assumption and Recognition Agreement dated as of April 1, 2005, among GS Mortgage Securities Corp., as assignor, Citibank, N.A., as assignee, and PHH Mortgage Corporation, as seller and servicer

99.23

Assignment, Assumption and Recognition Agreement dated as of April 1, 2006, among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, and Residential Funding Corporation, as seller and servicer

99.24

Assignment, Assumption and Recognition Agreement dated as of April 1, 2005, among GS Mortgage Securities Corp., as assignor, Citibank, N.A., as assignee, and Residential Funding Corporation, as seller and servicer

99.25

Assignment, Assumption and Recognition Agreement dated as of April 1, 2006, among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, and Wells Fargo Bank, N.A., as seller and servicer

99.26

Assignment, Assumption and Recognition Agreement dated as of April 1, 2006, among GS Mortgage Securities Corp., as assignor, Citibank, N.A., as assignee, and Wells Fargo Bank, N.A., as seller and servicer